TABLE OF CONTENTS

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 16

Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 30, 2002

PYRAMID BREWERIES, INC.

(Exact name of registrant as specified in its charter)

Washington	0-27116	91-1258355

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

91 SOUTH ROYAL BROUGHAM WAY
SEATTLE, WA 98134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 206-682-8322

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibits are included in this report:

16.	Letter from Arthur Andersen LLP dated June 6, 2002.

SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on June 6, 2002.

PYRAMID BREWERIES INC.

By:	/s/ Eric G. Peterson

Eric G. Peterson, Vice President and Chief Financial Officer